UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: December 13, 2019

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the merger (the “Merger”) contemplated by the previously announced Agreement and Plan of Merger, dated as of November 24, 2019 (the “Merger Agreement”), by and among Registrant, LVMH Moët Hennessy – Louis Vuitton SE, a societas Europaea (European company) (“Parent”), Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp., certain employees of the Registrant (including certain of its named executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G”). To mitigate the potential impact of Section 280G on Registrant and its executive officers, on December 13, 2019, in accordance with the terms of the Merger Agreement, Registrant’s Board of Directors or its Compensation Committee, as applicable, approved the following actions with respect to certain employees, including Registrant’s named executive officer: (1) payment in December 2019 of a portion of the 2019 annual cash incentive awards that would otherwise have been payable in the first quarter of fiscal 2020, including to Messrs. Bogliolo ($793,800), Erceg ($266,560), Galtie ($250,880) and Hart ($141,120), and Ms. Cloud ($152,880); (2) acceleration of the vesting of certain outstanding restricted stock unit (“RSU”) and stock option awards scheduled to vest before January 31, 2021 (so that such RSUs and options will vest as of December 17, 2019 and be settled or eligible for exercise, respectively, thereafter), including for Messrs. Bogliolo (in the amounts of 4,450 Company RSUs and 220,213 Company options), Erceg (in the amount of 97,170 Company options), Galtie (in the amounts of 3,062 Company RSUs and 70,319 Company options) and Hart (in the amounts of 4,186 Company RSUs and 30,441 Company options); (3) acceleration of the vesting of a portion of the performance stock units (“PSUs”) awarded in January 2017 and projected to vest and be earned in March 2020 (so that such PSUs will vest as of December 17, 2019) including for Messrs. Erceg (in the amount of 10,779 Company PSUs), Galtie (in the amount of 4,945 Company PSUs) and Hart (in the amount of 4,870 Company PSUs); and (4) payment in cash to certain of the executive officers who are not named executive officers in December 2019 of a portion of the annual equity awards that would have otherwise been granted in the ordinary course in January 2020, subject to clawback and repayment if the recipient resigns without good reason or is terminated for cause prior to closing, or if the Merger Agreement is terminated without the closing of the Merger. In consideration of the treatment described above, each named executive officer (other than Ms. Cloud) entered into new restrictive covenant agreements that include non-competition and non-solicitation restrictions for a period of one year post-employment (18 months for Mr. Bogliolo). The Registrant equity awards that were accelerated would have otherwise vested, if not earlier vested, upon consummation of the Merger, assuming it is consummated.

Additionally, in accordance with the terms of the Merger Agreement, on December 13, 2019, the Board approved the payment of retention awards to certain of the named executive officers. The retention awards to be paid to certain of the named executive officers are as follows: Messrs. Bogliolo ($2,700,000), Galtie ($800,000) and Hart ($600,000). Registrant will pay such retention awards prior to December 31, 2019, subject to the execution of the restrictive covenant agreement described above and a special bonus agreement, which provides that the recipient will be required to repay the amount if the recipient resigns without good reason (or pursuant to a claim of good reason where the claim is based solely upon the occurrence or anticipated occurrence of the Merger) or is terminated for cause prior to January 31, 2021. The Company determined to pay these retention awards to its executive officers and certain other persons in December 2019 subject to the recoupment provisions in order to mitigate the potential impact of Sections 280G and 4999 with respect to such awards.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Registrant by Parent pursuant to the Merger Agreement. In connection with the proposed acquisition, Registrant intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Registrant will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF REGISTRANT ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING REGISTRANT’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REGISTRANT AND THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, /www.sec.gov or at Registrant’s website (investor.tiffany.com/financial-information) or by writing to the Corporate Secretary at 727 Fifth Avenue, New York, New York 10022, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation

Registrant and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Registrant’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of Registrant is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019. Other information regarding participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via Registrant’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Forward-Looking Statements

Certain statements in this communication, including, without limitation, statements relating to the proposed acquisition, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between the parties to the proposed acquisition or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on Registrant’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention as a result of the proposed acquisition; (v) risks related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the proposed acquisition or the Merger Agreement between the parties to the proposed acquisition and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (ix) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; and (x) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating or liquidity.

These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed acquisition. There can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the proposed acquisition will be realized. Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: December 18, 2019